              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                ON MARCH 29, 2004

                                       SECURITIES ACT REGISTRATION NO. 333-43491
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-08587

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                           PRE-EFFECTIVE AMENDMENT NO.                      / /

                         POST-EFFECTIVE AMENDMENT NO. 8                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 9

                        (Check appropriate box or boxes)                     /X/

                                   ----------


                            JENNISON 20/20 FOCUS FUND
                     (FORMERLY PRUDENTIAL 20/20 FOCUS FUND)

               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525
                         MARGUERITE E.H. MORRISON, ESQ.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.
              It is proposed that this filing will become effective
                            (check appropriate box):

               / /   immediately upon filing pursuant to paragraph (b)
               / /   on (date) pursuant to paragraph (b)
               /X/   60 days after filing pursuant to paragraph (a)(1)

               / /   on (date) pursuant to paragraph (a)(1)
               / /   75 days after filing pursuant to paragraph (a)(2)
               / /   on (date) pursuant to paragraph (a)(2) of Rule 485
               / /   this post-effective amendment designates a new
                     effective date for a previously filed
                     post-effective amendment.

Title of Securities Being Registered...Shares of Beneficial Interest, $.001 par value per share.

================================================================================

JENNISON 20/20 FOCUS FUND

FORMERLY KNOWN AS PRUDENTIAL 20/20 FOCUS FUND

MAY 28, 2004     PROSPECTUS


[GRAPHIC]

FUND TYPE

LARGE-CAPITALIZATION STOCK

OBJECTIVE

LONG-TERM GROWTH OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

JENNISONDRYDEN IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.



[JENNISONDRYDEN MUTUAL FUNDS LOGO]

TABLE OF CONTENTS


  1   RISK/RETURN SUMMARY
  1   Investment Objective and Principal Strategies
  2   Principal Risks
  3   Evaluating Performance
  5   Fees and Expenses

  7   HOW THE FUND INVESTS
  7   Investment Objective and Policies
  8   Other Investments and Strategies
 12   Investment Risks

 16   HOW THE FUND IS MANAGED
 16   Board of Trustees
 16   Manager
 17   Investment Adviser
 17   Portfolio Managers
 17   Distributor

 18   FUND DISTRIBUTIONS AND TAX ISSUES
 18   Distributions
 19   Tax Issues
 20   If You Sell or Exchange Your Shares

 21   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 21   How to Buy Shares
 30   How to Sell Your Shares
 33   How to Exchange Your Shares
 34   Telephone Redemptions or Exchanges
 35   Expedited Redemption Privilege

 36   FINANCIAL HIGHLIGHTS
 37   Class A Shares
 38   Class B Shares
 39   Class C Shares
 40   Class Z Shares

      FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about the JENNISON 20/20 FOCUS FUND, which we refer to as "the Fund." Prior to July 3, 2003 the name of the Fund was Prudential 20/20 Focus Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose prices will increase over several years. We normally invest at least 80% of the Fund's total assets in up to 40 equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in the favorite stock selection ideas of each. Each portfolio manager builds a portfolio with stocks in which he has the highest confidence. Each portfolio manager may select up to 20 securities.


Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The Fund participates in the initial public offering (IPO) market. The Fund may actively and frequently trade its portfolio securities.


For the growth portion of the portfolio, we consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. For the value portion of the portfolio, we consider selling a security when it has increased in price to the point where it is no longer undervalued in the opinion of the portfolio manager. While we make every effort to achieve our objective, we cannot guarantee success.


[SIDENOTE]

WE'RE GROWTH INVESTORS

IN DECIDING WHICH STOCKS TO BUY, WE USE WHAT IS KNOWN AS A GROWTH INVESTMENT STYLE FOR HALF OF THE PORTFOLIO'S ASSETS. THIS MEANS THAT FOR THE GROWTH PORTION, WE INVEST IN STOCKS WE BELIEVE COULD EXPERIENCE SUPERIOR SALES OR EARNINGS GROWTH.

WE'RE ALSO VALUE INVESTORS

IN DECIDING WHICH STOCKS TO BUY FOR THE OTHER HALF OF THE PORTFOLIO, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE. THIS MEANS THAT FOR THE VALUE PORTION, WE INVEST IN STOCKS THAT WE BELIEVE ARE UNDERVALUED, GIVEN THE COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS.

PRINCIPAL RISKS


Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes.


The Fund is NONDIVERSIFIED, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund, particularly a fund investing in up to only 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with two stock indexes and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


[CHART]


 ANNUAL TOTAL RETURNS* (CLASS B SHARES)

1999    31.07%
2000    -9.04%
2001    -2.84%
2002   -23.16%
2003    27.77%



BEST QUARTER:  --% (-- quarter of --)
WORST QUARTER: --% (-- quarter of --)

* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Class B shares from 1-1-04 to 3-31-04 was __%.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)


RETURN BEFORE TAXES                                                  ONE YEAR  FIVE YEARS    SINCE INCEPTION
Class A shares                                                         22.29%     2.32%    3.80% (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
Class C shares                                                         25.50      2.40     3.77  (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
Class Z shares                                                         29.05      3.63     5.01  (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
Class R shares(2)                                                        N/A       N/A      N/A (since __-__-04)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    22.77      2.43     3.81  (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(3)                                 22.77      1.52     2.96  (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(3)         14.80      1.83     2.97  (since 7-1-98)
----------------------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500 Index(4)                                                       28.67     -0.57     1.09
----------------------------------------------------------------------------------------------------------------
Russell 1000 Index(5)                                                  29.89     -0.13     1.51
----------------------------------------------------------------------------------------------------------------
Lipper Average(6)                                                      29.89      2.49     2.87
----------------------------------------------------------------------------------------------------------------



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

(2) Class R shares are new, and therefore, no performance information is available for this share class.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the S&P 500 may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

(5) The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index, representing 89 percent of the total market capitalization of the Russell 3000. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

(6) The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

     The Fund is in the process of obtaining approval to use the Lipper Large-Cap Core Funds category in the above table. For comparison purposes, the Lipper Large-Cap Core Funds' average annual total return as of 12/31/03 was 25.59%, - 1.75% and - 0.23% for the 1 year, 5 years and since inception periods, respectively. These returns do not include the effect of sales charges or taxes, which would lower the returns. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

FEES AND EXPENSES


This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund -- Class A, B, C, Z and R. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z and R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                            CLASS A         CLASS B         CLASS C         CLASS Z     CLASS R
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)                5.50%           None            None            None        None
-------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                                         1%(2)           5%(3)           1%(4)        None        None
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions                 None            None            None            None        None
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                None            None            None            None        None
-------------------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None            None            None            None        None
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                            CLASS A         CLASS B         CLASS C         CLASS Z     CLASS R
Management fees                                                 .75%            .75%            .75%            .75%        .75%
-------------------------------------------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                         .30%(5)        1.00%           1.00%           None         .75%(5)
-------------------------------------------------------------------------------------------------------------------------------
+ Other expenses                                                .27%            .27%            .27%            .27%        .27%
-------------------------------------------------------------------------------------------------------------------------------
= Total annual Fund operating expenses                         1.32%           2.02%           2.02%           1.02%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
- Fee waiver                                                    .05%(5)        None            None            None         .25%(5)
-------------------------------------------------------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                           1.27%           2.02%           2.02%           1.02%       1.52%
-------------------------------------------------------------------------------------------------------------------------------



(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%.

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

(5) The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

EXAMPLE


This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                    ONE YEAR  THREE YEARS   FIVE YEARS  TEN YEARS
Class A shares                      $  672      $  941       $  1,229    $  2,049
---------------------------------------------------------------------------------
Class B shares                         705         934          1,188       2,084
---------------------------------------------------------------------------------
Class C shares                         305         634          1,088       2,348
---------------------------------------------------------------------------------
Class Z shares                         104         325            563       1,248
---------------------------------------------------------------------------------
Class R shares                         155         533            936       2,063
---------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                    ONE YEAR  THREE YEARS   FIVE YEARS  TEN YEARS
Class A shares                      $  672      $  941       $  1,229    $  2,049
---------------------------------------------------------------------------------
Class B shares                         205         634          1,088       2,084
---------------------------------------------------------------------------------
Class C shares                         205         634          1,088       2,348
---------------------------------------------------------------------------------
Class Z shares                         104         325            563       1,248
---------------------------------------------------------------------------------
Class R shares                         155         533            936       2,063
---------------------------------------------------------------------------------

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose prices will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.


In pursuing our objective, we normally invest at least 80% of the Fund's total assets in up to 40 equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in the favorite stock selection ideas of each. Each portfolio manager builds a portfolio with stocks in which he has the highest confidence.

Each portfolio manager may select up to 20 securities. In connection with the execution of purchases and sales, each portfolio manager may temporarily hold more than 20 securities.

The Fund primarily invests in common stocks, nonconvertible preferred stocks and convertible securities. Equity-related securities in which the Fund also invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that we can convert into the company's common stock or some other equity security. We may buy common stocks of companies of every size -- small-, medium- and large-capitalization -- although our investments are mostly in medium- and large-capitalization stocks. The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

DIVISION OF ASSETS

STRATEGY. Under normal conditions, there will be an approximately equal division of the Fund's assets between the two portfolio managers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and

[SIDENOTE]

OUR GROWTH STYLE



OUR GROWTH PORTFOLIO MANAGER, SPIROS SEGALAS, INVESTS IN MID- AND LARGE-CAPITALIZATION COMPANIES EXPERIENCING SOME OR ALL OF THE FOLLOWING: HIGH SALES GROWTH, HIGH UNIT GROWTH, HIGH OR IMPROVING RETURNS ON ASSETS AND EQUITY AND A STRONG BALANCE SHEET. THESE COMPANIES GENERALLY TRADE AT HIGH PRICES RELATIVE TO THEIR CURRENT EARNINGS.



OUR VALUE STYLE


OUR VALUE PORTFOLIO MANAGER, DAVID A. KIEFER, INVESTS IN MID- AND LARGE-CAPITALIZATION COMPANIES SELLING AT A PRICE THAT IS LOW RELATIVE TO A COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS.

expense items) will be divided between the two portfolio managers as Prudential Investments LLC, the Fund's Manager, deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the appropriate allocation. As a consequence, the Manager may reallocate assets from the portfolio segment that has appreciated more to the other segment.

RISKS. Reallocations may result in additional costs since sales of securities will result in higher portfolio turnover. Also, because each portfolio manager selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Fund or that the two portfolio managers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of any reallocations based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Fund (the Board) can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES


We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, fixed-income securities and money market instruments. We do not consider ADRs, American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.


MONEY MARKET INSTRUMENTS


The Fund may temporarily hold cash or invest in high-quality foreign or domestic MONEY MARKET INSTRUMENTS pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's total assets in certain equity-related securities. Money market instruments include the commercial paper of corporations and other companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).


REPURCHASE AGREEMENTS

The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.


REAL ESTATE INVESTMENT TRUSTS

We may invest in the securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income -- most of which comes from rents, mortgages and gains on sales of property -- to shareholders.

U.S. GOVERNMENT SECURITIES


The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers.

SHORT SALES


The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when a portfolio manager thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.


DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, swaps, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, a portfolio manager tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The portfolio manager will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. The Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES


The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER

The Fund may actively and frequently trade its portfolio securities to achieve its investment objective. In four of the past five fiscal years, the Fund has had annual turnover rates of more than 100%. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF FUND'S ASSETS             RISKS                                      POTENTIAL REWARDS
EQUITY-RELATED SECURITIES      - Individual stocks could lose value       - Historically, stocks have outperformed
At least 80%                                                                other investments over the long term
                               - The equity markets could go down,
                                 resulting in a decline in value of the   - Generally, economic growth means
                                 Fund's investments                         higher corporate profits, which lead
                                                                            to an increase in stock prices, known
                                                                            as capital appreciation
                               - Companies that normally pay dividends
                                 may not do so if they don't have         - May be a source of dividend income
                                 profits or adequate cash flow

                               - Changes in economic or political
                                 conditions, both domestic and
                                 international, may result in a decline
                                 in value of the Fund's investments

FOREIGN SECURITIES             - Foreign markets, economies and           - Investors can participate in the
Up to 20%; usually less than     political systems may not be as stable     growth of foreign markets through the
10%                              as those in the U.S.                       Fund's investment in companies
                                                                            operating in those markets
                               - Currency risk -- changing values of
                                 foreign currencies can cause losses      - May profit from changing values of
                                                                            foreign currencies
                               - Maybe less liquid than U.S. stocks and
                                 bonds                                    - Opportunities for diversification

                               - Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and settlement
                                 practices may result in less reliable
                                 information on foreign investments and
                                 more risk

% OF FUND'S ASSETS             RISKS                                      POTENTIAL REWARDS
DERIVATIVES                    - The value of derivatives (such as        - The Fund could make money and protect
Usually less than 10%            futures and options) that are used to      against losses if the investment
                                 hedge a portfolio security is              analysis proves correct
                                 generally determined independently
                                 from that security and could result in   - Derivatives that involve leverage
                                 a loss to the Fund when the price          could generate substantial gains at
                                 movement of the derivative does not        low cost
                                 correlate with a change in the value
                                 of the portfolio security                - One way to manage the Fund's
                                                                            risk/return balance is by locking in
                               - Derivatives may not have the intended      the value of an investment ahead of
                                 effects and may result in losses or        time
                                 missed opportunities
                                                                          - Hedges that correlate well with an
                               - The other party to a derivatives           underlying position can reduce or
                                 contract could default                     eliminate investment income or capital
                                                                            gains at low cost
                               - Derivatives can increase share price
                                 volatility and those that involve
                                 leverage could magnify losses

                               - Certain types of derivatives involve
                                 costs to the Fund that can reduce
                                 returns

SECURITIES OF REAL ESTATE      - Performance depends on the strength of   - Real estate holdings can generate good
INVESTMENT TRUSTS (REITS)        real estate markets, REIT management       returns from rents, rising market
Up to 25%; usually less than     and property management which can be       values, etc.
10%                              affected by many factors, including
                                 national and regional economic           - Greater diversification than direct
                                 conditions                                 ownership of real estate

SHORT SALES                    - May magnify underlying investment        - May magnify underlying investment
Up to 25% of net assets;         losses                                     gains
usually less than 10% of net
assets (short sales "against   - Investment costs may exceed potential
-the-box" are not subject        underlying investment gains
to this limitation)
                               - Short sales "against-the-box" give up
                                 the opportunity for capital
                                 appreciation in the security

% OF FUND'S ASSETS             RISKS                                      POTENTIAL REWARDS
U.S. GOVERNMENT SECURITIES     - Not all U.S. government securities are   - May preserve the Fund's assets
Up to 20%; usually less than     insured or guaranteed by the U.S.
10%                              government. Some are only insured or     - Regular interest income
                                 guaranteed by the issuing agency,
                                 which must rely on its own resources     - Generally more secure than lower
                                 to repay the debt, and are subject to      quality debt securities and equity
                                 risk of default like private issuers       securities

                               - Limits potential for capital             - Principal and interest may be
                                 appreciation                               guaranteed by the U.S. government

                               - Credit risk -- the risk that the
                                 default of an issuer would leave the
                                 Fund with unpaid interest or
                                 principal. The lower a bond's quality,
                                 the higher its potential volatility

                               - Market risk -- the risk that the
                                 market value of an investment may move
                                 up or down, sometimes rapidly or
                                 unpredictably. Market risk may affect
                                 an industry, a sector or the market as
                                 a whole

                               - Interest rate risk -- the risk that
                                 the value of most debt obligations
                                 will fall when interest rates rise.
                                 The longer a bond's maturity and the
                                 lower its credit quality, the more its
                                 value typically falls. It can lead to
                                 price volatility

ILLIQUID SECURITIES            - May be difficult to value precisely      - May offer a more attractive yield or
Up to 15% of net assets                                                     potential for growth than more widely
                               - May be difficult to sell at the time       traded securities
                                 or price desired

MONEY MARKET INSTRUMENTS       - Limits potential for capital             - May preserve the Fund's assets
Up to 20% under normal           appreciation and achieving our
circumstances; up to 100%        investment objective
on a temporary basis
                               - See market risk and credit risk above
                                 (which are less of a concern for money
                                 market instruments)

HOW THE FUND IS MANAGED

BOARD OF TRUSTEES

The Fund's Board oversees the actions of the Manager, investment adviser and Distributor, and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's subadviser (whom we call the investment adviser). For the fiscal year ended January 31, 2004, the Fund paid PI management fees of .75 of 1% of the Fund's average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.


Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.

INVESTMENT ADVISER


Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of March 31, 2004, Jennison had approximately $ billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. For the fiscal year ended January 31, 2004, PI paid Jennison subadvisory fees of .34 of 1% of the Fund's average daily net assets.


PORTFOLIO MANAGERS


SPIROS "SIG" SEGALAS is the portfolio manager for the growth portion of the Fund, and has served as such since the Fund began investment operations. Mr. Segalas has been in the investment business for over 43 years and has managed equity portfolios for investment companies since 1990. He is a founding member, Director, President and Chief Investment Officer of Jennison. Mr. Segalas received a B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

DAVID A. KIEFER, CFA, became the portfolio manager of the value portion of the Fund in January 2004. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Fund distributes DIVIDENDS of any net investment income to shareholders -- typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if the Fund holds a security for more than one year before selling it, any gain is treated as a LONG-TERM capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is treated as SHORT-TERM capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099


Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.

WITHHOLDING TAXES


If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are Fund Distributions and Tax Issuesnot tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

[GRAPHIC]

                     +$  CAPITAL GAIN
                         (taxes owned)
RECEIPTS
FROM SALE                OR

                     -$  CAPITAL LOSS
                         (offest against gain)

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES


In order to buy shares of the Fund, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; and STEP 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


With certain limited exceptions, the Fund is only available to U.S. citizens or residents.


STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  - Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.

  - Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  - Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  - The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

  - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  - Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.

  - Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.

  - Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                             CLASS A           CLASS B         CLASS C     CLASS Z   CLASS R
Minimum purchase amount(1)                $ 1,000           $ 1,000          $ 2,500        None         None
---------------------------------------------------------------------------------------------------------------
Minimum amount for
 subsequent purchases(1)                  $   100           $   100          $   100        None         None
Maximum initial sales charge              5.50% of the      None             None           None         None
                                          public
                                          offering price
---------------------------------------------------------------------------------------------------------------
Contingent Deferred                       1%3               If sold during:  1% on sales    None         None
 Sales Charge (CDSC)(2)                                     Year 1    5%     made within
                                                            Year 2    4%     12 months of
                                                            Year 3    3%     purchase
                                                            Year 4    2%
                                                            Years 5/6 1%
                                                            Year 7    0%
---------------------------------------------------------------------------------------------------------------
Annual distribution and service (12b-1)  .30 of 1%          1%               1%             None     .75 of 1%
 fees shown as a percentage of
 average net assets(4)
---------------------------------------------------------------------------------------------------------------



(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.

(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, .75 of 1% for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the fiscal year ending January 31, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                             SALES CHARGE AS % OF    SALES CHARGE AS % OF       DEALER
AMOUNT OF PURCHASE              OFFERING PRICE         AMOUNT INVESTED        REALLOWANCE
Less than $25,000                   5.50%                  5.82%                5.00%
$25,000 to $49,999                  5.00%                  5.26%                4.50%
$50,000 to $99,999                  4.50%                  4.71%                4.00%
$100,000 to $249,999                3.75%                  3.90%                3.25%
$250,000 to $499,999                2.75%                  2.83%                2.50%
$500,000 to $999,999                2.00%                  2.04%                1.75%
$1 million to $4,999,999*           None                   None                 1.00%**



* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class R shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%.
   For investments of $10 million and above, the dealer reallowance is 0.25%.


To satisfy the purchase amounts above, you can:

 - Invest with an eligible group of investors who are related to you,


 - Buy the Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,

 - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

 - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

Note: effective on or about April 12, 2004, the value of shares held in the American Skandia Advisor Funds will be included for purposes of determining Rights of Accumulation and Letters of Intent.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.


The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
 - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
 - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
 - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
 - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

 - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,
 - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund), and

 - Prudential, with an investment of $10 million or more.


QUALIFYING FOR CLASS R SHARES

RETIREMENT PLANS. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A, Class Z or Class R shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published


[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?


For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

 - Amounts representing shares you purchased with reinvested dividends and distributions,

 - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and
 - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC -- CLASS B SHARES


The CDSC will be waived if the Class B shares are sold:
 - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
 - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
 - On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated, except that there is no financial performance information available for Class R shares as of the date of this Prospectus because this class is new.

A copy of the Fund's annual report, along with the Fund's audited financial statements and independent auditors' report, is available, upon request, at no charge, as described on the back cover of this Prospectus.

CLASS A SHARES


For the fiscal year ended January 31, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report was unqualified. The financial highlights for the periods presented through January 31, 2003 were audited by other independent auditors whose reports were unqualified.

CLASS A SHARES (fiscal years ended 1-31)



PER SHARE OPERATING PERFORMANCE              2004(b)         2003(b)         2002(b)          2001           2000(b)
Net asset value, beginning of year         $      8.05     $     10.54     $     12.06     $     13.18     $     11.49
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                      (.01)           (.02)            .02            (.02)           (.01)
Net realized and unrealized gain
  (loss) on investments and foreign
  currencies                                      2.89           (2.47)          (1.25)            .24            2.30
Total from investment operations                  2.88           (2.49)          (1.23)            .22            2.29
LESS DISTRIBUTIONS:
Distributions from net realized gains               --              --            (.29)          (1.34)           (.60)
Net asset value, end of year               $     10.93     $      8.05     $     10.54     $     12.06     $     13.18
Total return(a)                                  35.78%         (23.62)%        (10.43)%          2.66%          20.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000)              $   186,861     $   147,783     $   217,075     $   254,767     $   270,027
Average net assets (000)                   $   162,753     $   179,093     $   225,662     $   265,240     $   205,515
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fee
  and service (12b-1) fees(c)                     1.27%           1.31%           1.27%           1.18%           1.20%
Expenses, excluding distribution fee
  and service (12b-1) fees                        1.02%           1.06%           1.02%            .93%            .95%
Net investment income (loss)                      (.08)%          (.23)%           .15%           (.12)%          (.10)%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                            105%             62%            119%            157%            105%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)  Calculations are made based on average shares outstanding during the year.
(c) During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES


For the fiscal year ended January 31, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report was unqualified. The financial highlights for the periods presented through January 31, 2003 were audited by other independent auditors whose reports were unqualified.

CLASS B SHARES (fiscal years ended 1-31)



PER SHARE OPERATING PERFORMANCE              2004(b)         2003(b)         2002(b)          2001           2000(b)
Net asset value, beginning of year         $      7.77     $     10.24     $     11.81     $     13.04     $     11.46
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                               (.07)           (.09)           (.06)           (.11)           (.10)
Net realized and unrealized gain
  (loss) on investments and foreign
  currencies                                      2.77           (2.38)          (1.22)            .22            2.28
Total from investment operations                 (2.70)          (2.47)          (1.28)            .11            2.18
LESS DISTRIBUTIONS:
Distributions from net realized gains               --              --            (.29)          (1.34)           (.60)
Net asset value, end of year               $     10.47     $      7.77     $     10.24     $     11.81     $     13.04
Total return(a)                                  34.75%         (24.12)%        (11.09)%          1.80%          19.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000)              $   360,189     $   312,898     $   499,275     $   631,268     $   729,339
Average net assets (000)                   $   329,735     $   401,217     $   537,746     $   677,578     $   581,150
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fee
  and service (12b-1) fees                        2.02%           2.06%           2.02%           1.93%           1.95%
Expenses, excluding distribution fee
  and service (12b-1) fees                        1.02%           1.06%           1.02%            .93%            .95%
Net investment loss                               (.83)%          (.98)%          (.60)%          (.87)           (.85)%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)  Calculations are made based on average shares outstanding during the year.

CLASS C SHARES


For the fiscal year ended January 31, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report was unqualified. The financial highlights for the periods presented through January 31, 2003 were audited by other independent auditors whose reports were unqualified.

CLASS C SHARES (fiscal years ended 1-31)



PER SHARE OPERATING PERFORMANCE              2004(b)         2003(b)         2002(b)          2001           2000(b)
Net asset value, beginning of year         $      7.77     $     10.24     $     11.81     $     13.04     $     11.46
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                               (.07)           (.09)           (.06)           (.11)           (.10)
Net realized and unrealized gain
  (loss) on investments and foreign
  currencies                                      2.77           (2.38)          (1.22)            .22            2.28
Total from investment operations                  2.70           (2.47)          (1.28)            .11            2.18
LESS DISTRIBUTIONS:
Distributions from net realized gains               --              --            (.29)          (1.34)           (.60)
Net asset value, end of year               $     10.47     $      7.77     $     10.24     $     11.81     $     13.04
Total return(a)                                  34.75%         (24.12)%        (11.09)%          1.80%          19.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000)              $    72,779     $    64,473     $   100,519     $   123,533     $   145,733
Average net assets (000)                   $    67,488     $    82,289     $   106,235     $   137,168     $   111,039
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fee
  and service (12b-1) fees                        2.02%           2.06%           2.02%           1.93%           1.95%
Expenses, excluding distribution fee
  and service (12b-1) fees                        1.02%           1.06%           1.02%            .93%            .95%
Net investment loss                               (.83)%          (.98)%          (.60)%          (.87)%          (.84)%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)  Calculations are made based on average shares outstanding during the year.

CLASS Z SHARES


For the fiscal year ended January 31, 2004 the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report was unqualified. The financial highlights for the periods presented through January 31, 2003 were audited by other independent auditors whose reports were unqualified.

CLASS Z SHARES (fiscal years ended 1-31)



PER SHARE OPERATING PERFORMANCE              2004(b)         2003(b)         2002(b)          2001           2000(b)
Net asset value, beginning of year                8.13     $     10.62     $     12.11     $     13.20     $     11.49
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                              .02              --(c)          .04             .02             .02
Net realized and unrealized gain
  (loss) on investments and foreign
  currencies                                      2.92           (2.49)          (1.24)            .23            2.29
Total from investment operations                  2.94           (2.49)          (1.20)            .25            2.31
LESS DISTRIBUTIONS:
Distributions from net realized gains               --              --            (.29)          (1.34)           (.60)
Net asset value, end of year               $     11.07     $      8.13     $     10.62     $     12.11     $     13.20
Total return(a)                                  36.16%         (23.45)%        (10.21)%          2.98%          20.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000)              $    14,584     $    27,238     $    43,290     $    48,638     $    68,352
Average net assets (000)                   $    26,576     $    35,371     $    42,718     $    61,451     $    45,183
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fee
  and service (12b-1) fees                        1.02%           1.06%           1.02%            .93%            .95%
Expenses, excluding distribution fee
  and service (12b-1) fees                        1.02%           1.06%           1.02%            .93%            .95%
Net investment income                              .18%            .02%            .40%            .13%            .16%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)  Calculations are made based on average shares outstanding during the year.
(c)  Less than $.005 per share.

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Prudential Mutual Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from outside the U.S.)

- WEBSITES
  www.jennisondryden.com

- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMIANNUAL REPORT

JENNISON 20/20 FOCUS FUND



 SHARE CLASS       A              B              C              Z          R
 NASDAQ            PTWAX          PTWBX          PTWCX          PTWZX
 CUSIP             476295100      476295209      476295308      476295407


MF183A                                 Investment Company Act File No. 811-08587

                            JENNISON 20/20 FOCUS FUND


                       Statement of Additional Information


                                  May 28, 2004

     Jennison 20/20 Focus Fund (the Fund) is a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. It seeks to achieve this objective by normally investing at least 80% of the Fund's total assets in up to 40 equity-related securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 28, 2004 (Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended January 31, 2004 are incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08587). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
Fund History                                                                       B-2
Description of the Fund, Its Investments and Risks                                 B-2
Investment Restrictions                                                            B-15
Management of the Fund                                                             B-17
Control Persons and Principal Holders of Securities                                B-22
Investment Advisory and Other Services                                             B-23
Brokerage Allocation and Other Practices                                           B-28
Capital Shares, Other Securities and Organization                                  B-29
Purchase, Redemption and Pricing of Fund Shares                                    B-30
Shareholder Investment Account                                                     B-38
Net Asset Value                                                                    B-43
Taxes, Dividends and Distributions                                                 B-44
Performance Information                                                            B-47
Financial Statements                                                               B-48
Appendix I--General Investment Information                                         I-1
Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures     II-1


MF183B

                                  FUND HISTORY


     The Fund was established as a Delaware statutory trust on December 18, 1997. Effective July 3, 2003, the Fund changed its name to Jennison 20/20 Focus Fund from Prudential 20/20 Focus Fund.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Fund is a non-diversified, open-end management investment company.


     INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 80% of its total assets) in up to 40 equity-related securities of U.S. companies that are selected by the Fund's investment adviser (up to 20 equity-related securities by each of the Fund's portfolio managers) as having strong capital appreciation potential. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time use the securities, instruments, policies and principal and non-principal strategies that are further described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.


EQUITY-RELATED SECURITIES

     Equity-related securities include common stocks as well as preferred stocks; securities convertible into or exchangeable for common or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investment; securities of real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for the Fund's purposes. The Fund will not invest more than 5% of its total assets in unattached rights and warrants.

     AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

     WARRANTS AND RIGHTS. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.


     REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and must also distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock, but like any investment in real estate, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.


U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency and are subject to the risk of default like private issuers. FHLMC investments may include collateralized mortgage obligations.


     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

FOREIGN INVESTMENTS

     The Fund is permitted to invest up to 20% of its total assets in securities of foreign issuers, including money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation.

     Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

     There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

     In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

     Under the Internal Revenue Code, changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.


     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. The adoption by the participating member states of the euro beginning July 1, 2002 has eliminated the substantial currency risk among participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

STRUCTURED NOTES

     The Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include the use of options on stock indexes and futures contracts and options on indexes. The Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

OPTIONS ON SECURITIES INDEXES

     The Fund may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

     The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDEXES

     The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

     Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

     Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

     As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (that is, a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

     Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When the Fund enters into a futures contract it is initially required to segregate with its Custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2% to 3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to segregate subsequent deposits at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits an initial margin with a broker or in a segregated custodial account of approximately 5% of the contract amount. Subsequent variation market payments will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the investment adviser may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS

     The Fund will also enter into options on futures contracts for certain BONA FIDE hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     The Fund may only write (that is, sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

     The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

     The Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Futures contracts and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

     Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND OPTIONS THEREON

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

LIMITATIONS ON THE PURCHASE AND SALE OF OPTIONS ON STOCK INDEXES AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only for BONA FIDE hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.


     The Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. The Fund does not intend to purchase options on securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.


     Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

     The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return.


     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act, as amended (1940 Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions.

     The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. The Fund will so limit its futures-related investment activity so that, other than previously defined with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

     (ii) the aggregate "notional value" (I.E., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

     The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.


     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

POSITION LIMITS

     Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES

     The Fund may sell a security it does not own (I.E., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.


     No more than 25%, but usually less than 10%, of the Fund's net assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales. Short sales "against-the-box" are not subject to this limitation. Short sales "against-the-box" involve a short sale of a security which the Fund owns or has the right to obtain at no added cost.


BORROWING

     The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless this policy is changed by the Board of Trustees.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Over time, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

SECURITIES OF OTHER INVESTMENT COMPANIES


     The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

     EXCHANGE-TRADED FUNDS. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.


SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


     The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's total assets in up to 40 equity-related securities.


PORTFOLIO TURNOVER


     As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. For the fiscal years ended January 31, 2004, 2003 and 2002, the Fund's portfolio turnover rate was 105%, 62% and 119%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                             INVESTMENT RESTRICTIONS

     Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means with respect to the Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     3. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     4. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Fund has the following additional investment restrictions.

     The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Make investments for the purpose of exercising control or management.


     4. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order. Notwithstanding this investment restriction, so long as the Fund is also a fund in which one or more of the JennisonDryden Asset Allocation Funds, which are series of The Prudential Investment Portfolios, Inc. (Registration Nos. 33-61997, 811-7343), invests, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.


     5. Purchase more than 10% of all outstanding voting securities of any one issuer.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT TRUSTEES


                                         TERM OF                                            NUMBER OF
                                      OFFICE*** AND                                       PORTFOLIOS IN
                           POSITION     LENGTH OF                                         FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE       TIME             PRINCIPAL OCCUPATIONS           OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE      FUND        SERVED            DURING PAST FIVE YEARS            TRUSTEE            TRUSTEE****
-----------------------    --------   -------------        ----------------------         -------------     -------------------
David E. A. Carson (69)   Trustee     Since 2003     Director (January 2000 to May             90        Director of United
                                                      2000), Chairman (January 1999 to                    Illuminating and UIL
                                                      December 1999), Chairman and Chief                  Holdings, (utility
                                                      Executive Officer (January 1998 to                  company), (since 1993).
                                                      December 1998) and President,
                                                      Chairman and Chief Executive
                                                      Officer (1983-1997) of People's
                                                      Bank.

Robert E. La Blanc (69)   Trustee     Since 2003     President (since 1981) of Robert E.       98        Director of Storage
                                                      La Blanc Associates, Inc.                           Technology Corporation
                                                      (telecommunications); formerly                      (technology) (since
                                                      General Partner at Salomon Brothers                 1979), Chartered
                                                      and Vice-Chairman of Continental                    Semiconductor
                                                      Telecom; Trustee of Manhattan                       Manufacturing Ltd. (since
                                                      College.                                            1998), Titan Corporation
                                                                                                          (electronics) (since
                                                                                                          1995), Computer
                                                                                                          Associates International,
                                                                                                          Inc. (software company)
                                                                                                          (since 2002); FiberNet
                                                                                                          Telecom Group, Inc.
                                                                                                          (telecom company) (since
                                                                                                          2003); Director (since
                                                                                                          April 1999) of The High
                                                                                                          Yield Plus Fund, Inc.

Douglas H. McCorkindale   Trustee     Since 1998     Chairman (since February 2001),           91        Director of Gannett Co.,
(64)                                                  Chief Executive Officer (since June                 Director of Continental
                                                      2000) and President (since                          Airlines, Inc., (since
                                                      September 1997) of Gannett Co. Inc.                 May 1993); Director of
                                                      (publishing and media); formerly                    Lockheed Martin Corp.
                                                      Vice Chairman (March 1984-May 2000)                 (aerospace and defense)
                                                      of Gannett Co. Inc.                                 (since May 2001);
                                                                                                          Director of The High
                                                                                                          Yield Plus Fund, Inc.
                                                                                                          (since 1996).

Richard A. Redeker (60)   Trustee     Since 1998     Management Consultant; formerly           92        None.
                                                      employee of Prudential Investments
                                                      (October 1996-December 1998);
                                                      Director of Invesmart, Inc. (since
                                                      2001) and Director of Penn Tank
                                                      Lines, Inc. (since 1999).

Robin B. Smith (64)       Trustee     Since 1998     Chairman of the Board (since              97        Director of BellSouth
                                                      January 2003) of Publishers                         Corporation (since 1992).
                                                      Clearing House (direct marketing);
                                                      formerly Chairman and Chief
                                                      Executive Officer (August 1996-
                                                      January 2003) of Publishers
                                                      Clearing House.

                                         TERM OF                                            NUMBER OF
                                      OFFICE*** AND                                       PORTFOLIOS IN
                           POSITION     LENGTH OF                                         FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE       TIME             PRINCIPAL OCCUPATIONS           OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE      FUND        SERVED            DURING PAST FIVE YEARS            TRUSTEE            TRUSTEE****
-----------------------    --------   -------------        ----------------------         -------------     -------------------
Stephen Stoneburn (60)    Trustee     Since 2003     President and Chief Executive             95        None.
                                                      Officer (since June 1996) of
                                                      Quadrant Media Corp. (a publishing
                                                      company); formerly President (June
                                                      1995-June 1996) of Argus Integrated
                                                      Media Inc.; Senior Vice President
                                                      and Managing Director (January
                                                      1993-1995) of Cowles Business Media
                                                      and Senior Vice President of
                                                      Fairchild Publications, Inc.
                                                      (1975-1989).

Clay T. Whitehead (65)    Trustee     Since 1998     President (since 1983) of National        96        Director (since 2000) of
                                                      Exchange Inc. (new business                         The High Yield Plus Fund,
                                                      development firm).                                  Inc.



                               INTERESTED TRUSTEES



                                         TERM OF                                            NUMBER OF
                                      OFFICE*** AND                                       PORTFOLIOS IN
                           POSITION     LENGTH OF                                         FUND COMPLEX      OTHER DIRECTORSHIPS
                           WITH THE       TIME             PRINCIPAL OCCUPATIONS           OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE      FUND        SERVED            DURING PAST FIVE YEARS            TRUSTEE            TRUSTEE****
-----------------------    --------   -------------        ----------------------         -------------     -------------------
Judy A. Rice (56)*        President   Since 2003     President, Chief Executive Officer,       95        None.
                          and                         Chief Operating Officer and
                          Trustee     Since 2000      Officer-in-Charge (since 2003) of
                                                      PI; Director, Officer-in-Charge,
                                                      President, Chief Executive Officer
                                                      and Chief Operating Officer (since
                                                      May 2003) of American Skandia
                                                      Advisory Services, Inc. and
                                                      American Skandia Investment
                                                      Services, Inc.; Director,
                                                      Officer-in-Charge, President,
                                                      Chief Executive Officer (since May
                                                      2003) of American Skandia Fund
                                                      Services, Inc.; Vice President
                                                      (since February 1999) of Prudential
                                                      Investment Management Services LLC;
                                                      President, Chief Executive Officer
                                                      and Officer-In-Charge (since April
                                                      2003) of Prudential Mutual Fund
                                                      Services LLC; formerly various
                                                      positions to Senior Vice President
                                                      (1992-1999) of Prudential
                                                      Securities Incorporated; and
                                                      various positions to Managing
                                                      Director (1975-1992) of Salomon
                                                      Smith Barney; Member of Board of
                                                      Governors of the Money Management
                                                      Institute.

                                         TERM OF                                            NUMBER OF
                                      OFFICE*** AND                                       PORTFOLIOS IN
                           POSITION     LENGTH OF                                         FUND COMPLEX      OTHER DIRECTORSHIPS
                           WITH THE       TIME             PRINCIPAL OCCUPATIONS           OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE      FUND        SERVED            DURING PAST FIVE YEARS            TRUSTEE            TRUSTEE****
-----------------------    --------   -------------        ----------------------         -------------     -------------------
Robert F. Gunia (57)*     Vice        Since 1998     Chief Administrative Officer (since       179       Vice President and
                          President                   June 1999) of PI; Executive Vice                    Director (since May 1989)
                          and                         President and Treasurer (since                      and Treasurer (since
                          Trustee     Since 1997      January 1996) of PI; President                      1999) of The Asia Pacific
                                                      (since April 1999) of Prudential                    Fund Inc.
                                                      Investment Management Services LLC
                                                      (PIMS); Corporate Vice President
                                                      (since September 1997) of The
                                                      Prudential Insurance Company of
                                                      America; Director, Executive Vice
                                                      President and Chief Administrative
                                                      Officer (since May 2003) of
                                                      American Skandia Investment
                                                      Services, Inc., American Skandia
                                                      Advisory Services, Inc., American
                                                      Skandia Fund Services, Inc.,
                                                      Executive Vice President (since
                                                      March 1999) and Treasurer (since
                                                      May 2000) of Prudential Mutual Fund
                                                      Services LLC; formerly Senior Vice
                                                      President (March 1987-May 1999) of
                                                      Prudential Securities Incorporated.



     Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

                                    OFFICERS



                                            TERM OF
                                         OFFICE*** AND
                                           LENGTH OF
                            POSITION         TIME                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE   WITH THE FUND     SERVED                                DURING PAST FIVE YEARS
-----------------------   -------------  -------------                            ----------------------
Marguerite E.H. Morrison  Chief Legal    Since 2003     Vice President and Chief Legal Officer--Mutual Funds and Unit Investment
(48)                      Officer and                    Trusts (since August 2000) of Prudential; Senior Vice President and
                          Assistant      Since 2002      Secretary (since April 2003) of PI; Senior Vice President and Secretary
                          Secretary                      (since May 2003) of American Skandia Investment Services, Inc., American
                                                         Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.;
                                                         Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February
                                                         2001-April 2003) of PI, Vice President and Associate General Counsel
                                                         (December 1996-February 2001) of PI.

Maryanne Ryan (39)        Anti-Money     Since 2002     Vice President Prudential (since November 1998); First Vice President of
                          Laundering                     Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer
                          Compliance                     of American Skandia Investment Services, Inc., American Skandia Advisory
                          Officer                        Services, Inc. and American Skandia Marketing, Inc.

                                            TERM OF
                                         OFFICE*** AND
                                           LENGTH OF
                            POSITION         TIME                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE   WITH THE FUND     SERVED                                DURING PAST FIVE YEARS
-----------------------   -------------  -------------                            ----------------------
Grace C. Torres (44)      Treasurer and  Since 1997     Senior Vice President (since January 2000) of PI; Senior Vice President
                          Principal                      and Assistant Treasurer (since May 2003) of American Skandia Investment
                          Financial and                  Services, Inc. and American Skandia Advisory Services, Inc.; formerly
                          Accounting                     First Vice President (December 1996-January 2000) of PI and First Vice
                          Officer                        President (March 1993-1999) of Prudential Securities Incorporated.

Lee D. Augsburger (45)    Chief          Since 2004     [bio to come]
                          Compliance
                          Officer


----------
* "Interested" Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment adviser (as defined below) or the Distributor (as defined below).


** Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Trustee and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


     The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

     Trustees and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees.

                            STANDING BOARD COMMITTEES


     The Board has established three standing committees in connection with governance of the Fund--Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with auditing standards generally accepted in the United States of America. The Audit Committee met seven times during the fiscal year ended January 31, 2004.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and also recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended January 31, 2004.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended January 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing Committees of the Fund, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Trustees serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent trustees or independent directors from other funds in the JennisonDryden or Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the independent trustees and Fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.


     The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.


     Independent Trustees may defer receipt of their Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


     The Fund has no retirement or pension plan for its Trustees.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended January 31, 2004 to the Independent Trustees for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                AGGREGATE        PENSION OR                            TOTAL 2003 COMPENSATION
                               FISCAL YEAR   RETIREMENT BENEFITS       ESTIMATED          FROM FUND AND FUND
                              COMPENSATION   ACCRUED AS PART OF     ANNUAL BENEFITS         COMPLEX PAID TO
NAME AND POSITION               FROM FUND       FUND EXPENSES       UPON RETIREMENT      INDEPENDENT TRUSTEES
-----------------             ------------   -------------------    ---------------    ----------------------
David E. A. Carson              $    964            None                 None            $  89,500 (37/90)**
Saul K. Fenster****             $    928            None                 None            $ 174,300  (5/81)**
Delayne D. Gold****             $    900            None                 None            $ 216,300  (8/85)**
Robert E. La Blanc              $    972            None                 None            $ 195,800 (42/98)**
Douglas H. McCorkindale*        $  1,836            None                 None            $ 159,800 (38/91)**
W. Scott McDonald*/****         $    916            None                 None            $ 187,800  (5/81)**
Thomas T. Mooney*/****          $    900            None                 None            $ 224,300  (6/81)**
Stephen P. Munn***              $  1,770            None                 None            $ 166,300 (42/98)**
Richard A. Redeker              $  1,944            None                 None            $ 169,800 (38/92)**
Robin B. Smith*                 $  1,892            None                 None            $ 173,500 (41/97)**
Stephen Stoneburn               $  1,000            None                 None            $ 181,300 (40/95)**
Louis A. Weil III****           $    900            None                 None            $ 158,800  (5/80)**
Clay T. Whitehead               $  2,026            None                 None            $ 223,300 (41/96)**


----------

* Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Trustees, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of compensation for the calendar year amounted to approximately $274,600, $206,200, $291,400 and $388,600 for Messrs. McCorkindale, McDonald and Mooney and Ms. Smith, respectively.
** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 Funds and 179 portfolios.
*** Effective November 30, 2003, Mr. Munn ceased being a Trustee of the Fund. **** Effective July 1, 2003, Ms. Gold and Messrs. Fenster, McDonald, Mooney and
     Weil ceased being Trustees of the Fund.

     Trustees who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.


     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Trustee and, on an aggregate basis, in all registered investment companies overseen by the Trustee in the Fund Complex as of December 31, 2003.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                                             ALL REGISTERED
                                                          INVESTMENT COMPANIES
                                DOLLAR RANGE OF EQUITY   OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                 SECURITIES IN THE FUND        FUND COMPLEX
---------------                 ----------------------   -----------------------
David E. A. Carson                       --                  $10,001-$50,000
Robert E. La Blanc                       --                   Over $100,000
Douglas H. McCorkindale            $10,001-$50,000            Over $100,000
Richard A. Redeker                       --                   Over $100,000
Robin B. Smith                      Over $100,000             Over $100,000
Stephen Stoneburn                    $1-$10,000               Over $100,000
Clay T. Whitehead                  $10,001-$50,000            Over $100,000


                               INTERESTED TRUSTEES


                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                                             ALL REGISTERED
                                                          INVESTMENT COMPANIES
                                DOLLAR RANGE OF EQUITY   OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                 SECURITIES IN THE FUND        FUND COMPLEX
---------------                 ----------------------   -----------------------
Robert F. Gunia                          --                   Over $100,000
Judy A. Rice                       $10,001-$50,000            Over $100,000



     None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2003.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of May 7, 2004, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

     As of May 7, 2004, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:


NAME                   ADDRESS             CLASS     NUMBER OF SHARES/% OF CLASS
----                   -------             -----     ---------------------------



     As of May 7, 2004, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of Class A shares (or % of the outstanding Class A shares), Class B shares (or % of the outstanding Class B shares), Class C shares (or % of the outstanding Class C shares), and Class Z shares (or % of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Funds, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and off-shore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential defined Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund.

     PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.


     PI will review the performance of the investment adviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.


     For its services, PI receives, pursuant to the Management Agreement, a management fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.


     In connection with its management of the business affairs of the Fund, PI bears the following expenses:

       (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Trustees;

       (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

       (c) the costs and expenses payable to each investment adviser pursuant to any subadvisory agreement between PI and each such investment adviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Trustees, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     For the fiscal years ended January 31, 2004, 2003 and 2002, PI received management fees of $4,399,132, $5,234,771 and $6,842,704, respectively.

     PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison, the investment adviser or the Subadviser). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. As of December 31, 2003, Jennison managed approximately $59 billion in assets. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under the Subadvisory Agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Jennison is compensated at the annual rate of .375 of 1% up to $1 billion and .3325 of 1% over $1 billion of the value segment of the Fund's average daily net assets and .30 of 1% up to $300 million and .25 of 1% over $300 million of the growth segment of the Fund's average daily net assets. For the fiscal years ended January 31, 2004, 2003 and 2002, Jennison received $1,992,593, $2,378,061 and $3,071,031 respectively, from PI.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Jennison under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.


MATTERS CONSIDERED BY THE BOARD

     The Management and Subadvisory Agreements were last approved by the Trustees, including all of the Independent Trustees, on May 28, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and the investment adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three and five years. The Board also considered the Manager's and investment adviser's stated intentions with respect to its investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and the investment adviser.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the investment adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment adviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class R Plan, and collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class R shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.


     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended January 31, 2004 and has contractually agreed to limit its distribution and service (12b-1) fees for the fiscal year ending January 31, 2005 to .25 of 1% of the average daily net assets of the Class A shares.

     For the fiscal year ended January 31, 2004, the Distributor received payments of $406,882 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended January 31, 2004, the Distributor also received approximately $120,600 in initial sales charges.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of ..75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended January 31, 2004, the Distributor received $3,297,345 from the Fund under the Class B Plan and spent approximately $1,333,400 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.6% ($8,000) was spent on printing and mailing of prospectuses to other than current shareholders; 14.4% ($191,400) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 85.0% ($1,134,000) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (64.9% or $866,300) and (2) an allocation on account of overhead and other branch office distribution-related expenses (20.1% or $267,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended January 31, 2004, the Distributor received approximately $596,100 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended January 31, 2004, the Distributor received $674,878 from the Fund under the Class C Plan and spent approximately $704,900 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.2% ($1,600) was spent on printing and mailing of prospectuses to other than current shareholders; 0.4% ($2,700) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 99.4% ($700,600) was spent on the aggregate of (1) commission credits to Wachovia Securities branch offices, for payments of commissions and account servicing fees to financial advisers (91.7% or $646,400) and (2) an allocation on account of overhead and other branch office distribution-related expenses (7.7% or $54,200).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended January 31, 2004, the Distributor received approximately $15,600 in contingent deferred sales charges attributable to Class C shares. Until February 2, 2004, the Distributor also received initial sales charges attributable to Class C shares. For the fiscal year ended January 31, 2004, the Distributor received approximately $36,100 in initial sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.


     CLASS R PLAN. Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the fiscal year ending January 31, 2005.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B, Class C and Class R Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A and Class R shares as described in the Fund's Prospectus. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE


     Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the Transfer Agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as the Fund's independent auditors, and in that capacity audits the annual financial statements of the Fund. Other accountants previously served as the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.


CODES OF ETHICS


     The Board has adopted a Code of Ethics. In addition, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to the Fund's Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's investment adviser the responsibility for voting the Fund's proxies. The investment adviser is expected to identify and seek to obtain the optimal benefit for the Fund and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the investment adviser or its affiliates. The Manager and the Board expect that the investment adviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the investment adviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

     A summary of the proxy voting policies of the Fund's investment adviser is set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities options and futures are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the OTC markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities or any affiliate in any transaction in which Wachovia Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the OTC market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities' acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.


     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.


     The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, any affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of non-interested Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by an affiliated broker from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon an affiliated broker by applicable law.

     The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Wachovia Securities, for the fiscal years ended January 31, 2004, 2003 and 2002.



                                                                                  FISCAL YEAR ENDED JANUARY 31,
ITEM                                                                           2004            2003            2002
----                                                                       ------------    ------------    ------------
Total brokerage commissions paid by the Fund                               $  1,905,698    $  1,569,048    $  3,650,142
Total brokerage commissions paid to Wachovia Securities                    $          0    $          0    $          0
Percentage of total brokerage commissions paid to Wachovia Securities                 0%              0%              0%



     The Fund effected approximately 0% of the total dollar amount of its transactions involving the payment of commissions to an affiliated broker during the fiscal year ended January 31, 2004. Of the total brokerage commissions paid during that period, $713,690 (or 37.5%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at January 31, 2004. As of January 31, 2004, the Fund held the following securities:



          NAME                       EQUITY OR DEBT         AMOUNT
          ----                       --------------      -------------
          JPMorgan                       Equity          $  16,154,906
          Citigroup, Inc.                Equity             15,610,940
          Merrill Lynch & Co.            Equity             15,091,393
          Lehman Brothers, Inc.          Equity             14,137,620
          State Street Corp.             Equity             11,884,695


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share divided into five classes, designated Class A, Class B, Class C, Class Z and Class R shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

     Shares of the Fund, when issued against payment therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z and Class R shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


PURCHASE BY WIRE


     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Jennison 20/20 Focus Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z or Class R shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Jennison 20/20 Focus Fund, Class A, Class B, Class C, Class Z or Class R shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.


ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold with a maximum initial sales charge of 5.5%, and Class B*, Class C*, Class Z and Class R shares are sold at NAV. Using the NAV of the Fund at January 31, 2004, the maximum offering price of Class A, Class B, Class C and Class Z shares is as follows. The maximum offering price of Class R shares is not yet available because they are new.



CLASS A
Net asset value and redemption price per Class A share*                         $  10.93
Maximum initial sales charge (5.5% of offering price)                               0.64
                                                                                --------
Maximum offering price to public                                                $  11.57
                                                                                ========

Class B
Net asset value, offering price and redemption price per Class B share*         $  10.47
                                                                                ========

Class C
Net asset value, offering price and redemption price per Class C share*         $  10.47
                                                                                ========

Class Z
Net asset value, offering price and redemption price per Class Z share          $  11.07
                                                                                ========



----------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.


SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


     If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.5% and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge, plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply as previously noted.


     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


     - officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

     - employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

     - employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer


     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - members of the Board of Directors of Prudential


     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent


     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


     - investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution


     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)


     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Class A shares may be purchased at NAV without payment of a sales charge by
(a) Wachovia Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and
(b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.


     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares-- Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus of the Fund.

     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the IRA

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. Effective on or about April 12, 2004, the value of shares held in American Skandia Advisor Funds, Inc. will be included for purposes of an Investment Letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.


     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

CLASS Z SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

     - current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)


     - Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


CLASS R SHARES

     RETIREMENT PLANS. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


RIGHTS OF ACCUMULATION


     Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.


SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day
(at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account value is less than

$500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell any of these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
                       PAYMENT MADE                       REDEMPTION PROCEEDS
          ----------------------------------------     -------------------------
          First                                                  5.0%
          Second                                                 4.0%
          Third                                                  3.0%
          Fourth                                                 2.0%
          Fifth                                                  1.0%
          Sixth                                                  1.0%
          Seventh                                                None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


     The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death
                                             certificate or, in the case of a trust,
                                             a copy of the grantor's death
                                             certificate, plus a copy of the trust
                                             agreement identifying the grantor.

Disability--An individual will be            A copy of the Social Security
considered disabled if he or she is          Administration award letter or a letter
unable to engage in any substantial          from a physician on the physician's
gainful activity by reason of any            letterhead stating that the shareholder
medically determinable physical or           (or, in the case of a trust, the grantor
mental impairment which can be expected      (a copy of the trust agreement
to result in death or to be of               identifying the grantor will be required
long-continued and indefinite duration.      as well)) is permanently disabled. The
                                             letter must also indicate the date of
                                             disability.

Distribution from an IRA or 403(b)           A copy of the distribution form from the
Custodial Account                            custodial firm indicating (i) the date
                                             of birth of the shareholder and (ii)
                                             that the shareholder is over age 59 1/2
                                             and is taking a normal
                                             distribution--signed by the shareholder.

Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the
                                             reason for the distribution.

Excess Contributions                         A letter from the shareholder (for an
                                             IRA) or the plan administrator/trustee
                                             on company letterhead indicating the
                                             amount of the excess and whether or not
                                             taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class Z and Class R shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:


     Dryden California Municipal Fund

          (California Money Market Series)

     Dryden Government Securities Trust

     (Money Market Series)
     (U.S. Treasury Money Market Series)

     Dryden Municipal Series Fund

          (New Jersey Money Market Series)
          (New York Money Market Series)

     MoneyMart Assets, Inc. (Class A shares)
     Dryden Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     CLASS R. Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:         $ 100,000    $ 150,000    $ 200,000     $ 250,000
          --------------------         ---------    ---------    ---------     ---------
          25 Years                     $     105    $     158    $     210     $    263
          20 Years                           170          255          340          424
          15 Years                           289          438          578          722
          10 Years                           547          820        1,093        1,366
           5 Years                         1,361        2,041        2,721        3,402

          See "Automatic Investment Plan (AIP)."

----------

     (1) Source: The College Board, Trends in College Pricing 2002. Average costs for private institutions include tuition, fees, room and board for the 2002-2003 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under the AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Wachovia Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           TAX-DEFERRED COMPOUNDING(1)


          CONTRIBUTIONS                PERSONAL
          MADE OVER:                   SAVINGS              IRA
          -------------                ---------         ---------
          10 Years                     $  26,712         $  31,291
          15 Years                        46,091            58,649
          20 Years                        71,060            98,846
          25 Years                       103,232           157,909
          30 Years                       144,685           244,692


----------
     (1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market makers. Options on stock and stock indexes traded on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.


     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or investment adviser (or Valuation Committee or Board), does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager and investment adviser, including, as applicable, their respective portfolio managers, traders and research and credit analysts and legal compliance personnel on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, investment adviser, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than

60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A, Class Z or Class R shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B, Class C or Class R shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the five classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at January 31, 2004, of approximately $130,991,000, of which $61,683,000 expires in 2010 and $69,308,000 expires in 2011. During the year ended January 31, 2004, the Fund utilized approximately $9,758,000 of its prior year capital loss carryforward.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code, the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark-to-market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z, and Class R shares.

     Average annual total return is computed according to the following formula:

                        P(1+T) (TO THE POWER OF n) = ERV

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10- year periods at the end of the 1-, 5- or 10- year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

               P(1+T)(TO THE POWER OF n) = ATV SUB (D) or SUB (DR)

Where:   P =  a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
         n =  number of years.
         ATV SUB (D) or SUB (DR)
               ATV SUB(D)= ending value of a hypothetical $1,000 payment
                            made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

               ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.>

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                   T = ERV - P
                                       -------
                                          P

Where:   P =  a hypothetical initial payment of $1,000.
         T =  aggregate total return.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10- year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C, Class Z and Class R shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                     YIELD= 2[(a-b+1)(TO THE POWER OF 6)-1]
                            -------------------------------
                                          cd

Where:   a =  dividends and interest earned during the period.
         b =  expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended January 31, 2004, incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08587), have been so incorporated in reliance on the report of KPMG LLP, independent auditors. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

 APPENDIX II--DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     A summary of the proxy voting policies of the Fund's investment adviser follows:

JENNISON ASSOCIATES LLC

     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

     In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Agreement and Declaration of Trust. Incorporated by reference to Exhibit No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on December 30, 1997.

               (2) First Amendment to Agreement and Declaration of Trust. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on April 30, 1998.

               (3) Certificate of Trust. Incorporated by reference to Exhibit No. 1(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on April 30, 1998.

               (4) First Amendment to Certificate of Trust. Incorporated by reference to Exhibit No. 1(d) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on April 30, 1998.


               (5) Certificate of Amendment to the Certificate of Trust, dated July 3, 2003.*

         (b) Amended By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-43491) filed on March 28, 2002.


         (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A (File No. 333-43491) filed on December 30, 1997.

         (d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-43491) filed on March 28, 2002.

               (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-43491) filed on March 28, 2002.

         (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit No. (e)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.

               (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit No. (e)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.

         (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 333-43491) filed on December 30, 1997.

               (2) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-43491) filed on March 30, 2000.

               (3) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

               (4) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 21, 2001 of Prudential Equity Fund, Inc. (File No. 2-75128).

               (5) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 30, 2002.

         (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Exhibit No. (h)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.

               (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-43491) filed on March 30, 2000.

               (3) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-75128) of Prudential Equity Fund, Inc. filed via EDGAR on February 28, 2003.


         (i) (1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed via Edgar on March 30, 2001 (File No. 333-43491).

               (2) Opinion and consent of counsel.**

         (j)   Consent of Independent Auditors.*


         (l) Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on April 30, 1998.

         (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.

               (2) Amended and Restated Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.

               (3) Amended and Restated Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.


               (4) Distribution and Service Plan for Class R shares.**


         (n) (1) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-43491) filed on February 25, 1999.


               (2) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 31, 2003 (File No. 333-43491).

               (3) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

               (4) Amended and Restated Rule 18f-3 Plan dated, 2004.**

         (p) (1) Fund's Amended Code of Ethics. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 31, 2003 (File No. 333-43491).


               (2) Amended Personal Securities Trading Policy of Manager and Distributor, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on January 29, 2003 of the Prudential Sector Funds, Inc. (File No. 33-15166).


               (3) Jennison Associates' LLC's Code of Ethics. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. on Form N-1A (File No. 33-15166) filed via EDGAR on July 30, 2002.

               (4) Fund's Amended Code of Ethics dated February 25, 2004.*

               (5) Amended Personal Securities Trading Policy of Manager and Distributor dated February 25, 2004.*

         (q)   (1) Power of Attorney dated August 1, 2003.*

               (2) Powers of Attorney dated August 1, 2003.*


----------
 *Filed herewith.

**To be filed by amendment.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit (a)(1) to Registration Statement) states that
(i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant's By-Laws (Exhibit (b) to the Registration Statement) provides that, subject to certain exceptions and limitations, the Registrant shall indemnify present and former trustees, officers, employees or other agents of Registrant against judgments, fines, settlements and expenses reasonably incurred or paid by him or her or in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent of the Registrant, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Jennison Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) provides a written opinion, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Under its Declaration of Trust, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS       POSITION WITH PI                                     PRINCIPAL OCCUPATIONS
----------------       ----------------                                     ---------------------
Robert F. Gunia     Executive Vice            Executive Vice President, and Chief Administrative Officer; PI; Vice President,
                     President and Chief      Prudential; President, PIMS; Executive Vice President, Chief Administrative
                     Administrative Officer   Officer and Director of American Skandia Investment Services, Inc.; Executive
                                              Vice President and Director of American Skandia Fund Services Inc.; Executive
                                              Vice President. Chief Administrative Officer and Director of American Skandia
                                              Advisory Services, Inc.

William V. Healey   Executive Vice           Executive Vice President, and Chief Legal Officer, PI; Vice President and
                     President and Chief      Associate General Counsel, Prudential; Senior Vice President, Chief Legal Officer
                     Legal Officer            and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American
                                              Skandia Investment Services, Inc.; Executive Vice President and Chief Legal
                                              Officer of American Skandia Fund Services, Inc.; Executive Vice President and
                                              Chief Legal Officer of American Skandia Advisory Services, Inc.

Keithe L. Kinne     Executive Vice           Executive Vice President, PI. Executive Vice President and Director of American
                     President                Skandia Investment Services, Inc., and Executive Vice President and director of
                                              American Skandia Advisory Services, Inc.

Kevin B. Osborn     Executive Vice           Executive Vice President, PI; Executive Vice President and Director of American
                     President                Skandia Investment Services, Inc., and Executive Vice President and Director of
                                              American Skandia Advisory Services, Inc.

Stephen Pelletier   Executive Vice           Executive Vice President, PI
                     President

Judy A. Rice        Officer in Charge,       Office-in-Charge, President, Chief Executive Officer and Chief Operating Officer,
                     President, Chief         PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief
                     Executive Officer and    Operating Officer of American Skandia Investment Services, Inc.,
                     Chief Operating Officer  Officer-in-Charge, Director, President and Chief Executive Officer of American
                                              Skandia Fund Services, Inc., Officer-in-Charge, Director, President, Chief
                                              Executive Officer and Chief Operating Officer of American Skandia Advisory
                                              Services, Inc.

Philip N. Russo     Executive Vice           Executive Vice President, Chief Financial Officer and Treasurer, PI; Director of
                     President, Chief         Jennison Associates, LLC; Executive Vice President and Director of American
                     Financial Officer and    Skandia Investment Services, Inc. and Executive Vice President and Director of
                     Treasurer                American Skandia Advisory Services, Inc.

Lynn M. Waldvogel   Executive Vice           Executive Vice President, PI; Chief Financial Officer and Director of American
                     President                Skandia Fund Services, Inc.; Executive Vice President, Chief financial Officer and Director of American Skandia Advisory Services, Inc.


     (b) Jennison Associates LLC (Jennison)

     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.


NAME AND ADDRESS                                               PRINCIPAL OCCUPATION
----------------                                               --------------------
Dennis M. Kass                       Director, Chairman and Chief Executive Officer, Jennison. Director and
                                      Vice President, Prudential Investment Management, Inc. ("PIM").
                                      Director, Prudential Trust Company ("PTC").

Spiros Segalas                       Director, President and Chief Investment Officer, Jennison. Vice
                                      President, PTC.

Michael A. Del Balso                 Director and Executive Vice President, Jennison. Vice President, PTC.

Karen E. Kohler                      Director and Executive Vice President, Jennison.

Kathleen A. McCarragher              Director and Executive Vice President, Jennison. Vice President, PTC.

Mary-Jane Flaherty                   Director, Jennison. Managing Director--Strategic Initiatives, PIM.
Gateway Center Three, 15th Floor     Director and Vice President, Prudential Asset Management Holding Company
100 Mulberry Street                   ("PAMHC").
Newark, New Jersey 07102

Philip N. Russo                      Director, Jennison. Director, PIM. Director, PRICOA General Partner
Gateway Center Three, 15th Floor      Limited. Treasurer, PIM Warehouse, Inc. ("PIMW"). Chief Financial
100 Mulberry Street                   Officer, Executive Vice President and Treasurer, PIFM Holdco, Inc. Chief
Newark, New Jersey 07102              Financial Officer, Executive Vice President and Treasurer, Prudential
                                      Investments LLC. Chief Financial Officer, Prudential Mutual Fund
                                      Services LLC. Vice President and Director, PIM Investments, Inc.
                                      ("PIMI"). Vice President Finance, PIM Foreign Investments, Inc.
                                      ("PIMF"). Chief Financial Officer, Executive Vice President and
                                      Director, American Skandia Investment Services, Incorporated. Chief
                                      Financial Officer and Director, American Skandia Fund Services, Inc.
                                      Chief Financial Officer, Executive Vice President and Director, American
                                      Skandia Advisory Services, Inc.

John R. Strangfeld                   Director, Jennison. Vice Chairman, Prudential Financial, Inc. ("PFI").
751 Broad Street, 24th Floor          Director and Chairman, PIM. Director and President, PAMHC. Director,
Newark, New Jersey 07102              Chairman and Chief Executive Officer, Prudential Securities Group Inc.
                                      Director, Chairman and Chief Executive Officer, Prudential Equity Group,
                                      Inc. Director and Chairman, PIM Global Financial Strategies, Inc.
                                      Director and President, Prudential Capital and Investment Services, LLC.
                                      Chairman, Wachovia Securities, LLC.

Kevin C. Uebelein                    Director, Jennison. Director, Chief Investment Officer, Senior Managing
Prudential Investment                 Executive Officer, Executive Officer, The Gibraltar Life Insurance
Management (Japan), Inc.              Company, Ltd. Senior Vice President, PIM. Director, Prudential
Prudential Tower                      Investment Management (Japan), Inc. Director, Asian Infrastructure
2-13-10 Nagata-cho, Chiyoda-ku        Mezzanine Capital Fund.
Tokyo, 100-0014 Japan

Bernard B. Winograd                  Director, Jennison. Director, Chief Executive Officer and President,
Gateway Center Three, 15th Floor      PIM. Director and Vice President, PAMHC. Director and Chairman, PIMW.
100 Mulberry Street                   Director and Chairman, PIC Holdings Limited. Trustee, 745 Property
Newark, New Jersey 07102              Investments. Executive Vice President, Prudential Investment Management
                                      Services LLC. Director and President, PIMI. President, PIMF. Signatory
                                      Second Vice President, The Prudential Insurance Company of America.



ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Prudential Investment Management Services (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small-Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World

Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

     PIMS is also distributor of the following other investment companies:
Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the directors and officers of PIMS is set forth below:


                                POSITIONS AND                                      POSITIONS AND
                                OFFICES WITH                                       OFFICES WITH
NAME(1)                         UNDERWRITER                                        REGISTRANT
------                          -------------                                      -------------
Edward P. Baird                 Executive Vice President                           None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin               Vice President and Treasurer                       None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler            Senior Vice President and Chief Compliance         None
                                 Officer

Robert F. Gunia                 President                                          Vice President and Director

William V. Healey               Senior Vice President, Secretary and Chief         None
                                 Legal Officer

Michael J. McQuade              Senior Vice President and Chief Financial          None
                                 Officer

David R. Odenath                Executive Vice President                           None

Stephen Pelletier               Executive Vice President                           None

Scott G. Sleyster               Executive Vice President                           None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd             Executive Vice President                           None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7),
(9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11) and 31a-1(d) will be kept at
Gateway Center Three, 100 Mulberry Street, Newark, New Jersey and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES.

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Investment Adviser" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post-Effective Amendment to the Registration Statement to be signed by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of March, 2004.

                                        JENNISON 20/20 FOCUS FUND

                                        By:                 *
                                            ------------------------------------
                                                   Judy A. Rice, President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                          TITLE                                               DATE
               ---------                          -----                                               ----
                  *
----------------------------------------------    Trustee

           David E.A. Carson

                  *
----------------------------------------------    Trustee

          Robert E. La Blanc

                  *
----------------------------------------------    Trustee

            Robert F. Gunia

                  *
----------------------------------------------    Trustee

        Douglas H. McCorkindale

                  *
----------------------------------------------    Trustee

          Richard A. Redeker

                  *
----------------------------------------------    Trustee

             Judy A. Rice

                  *
----------------------------------------------    Trustee

            Robin B. Smith

                  *
----------------------------------------------    Trustee

           Stephen Stoneburn

                  *
----------------------------------------------    Trustee

           Clay T. Whitehead

                  *
----------------------------------------------    Treasurer and Principal Financial and
            Grace C. Torres                        Accounting Officer

*By: /s/   MARGUERITE E.H. MORRISON
----------------------------------------------
           Marguerite E.H. Morrison                                                            March 29, 2004
           Attorney-in-fact

                            JENNISON 20/20 FOCUS FUND


                                INDEX TO EXHIBITS

EXHIBIT
   NO.                                                   DESCRIPTION


          (a) (5) Certificate of Amendment to the Certificate of Trust dated July 3, 2003.

          (j) Consent of Independent Auditors.

          (n) (3) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.

          (p) (4) Fund's Amended Code of Ethics dated February 25, 2004.

          (p) (5) Amended Personal Securities Trading Policy of Manager and Distributor dated February 25, 2004.

          (q) (1) Power of Attorney dated August 1, 2003.

              (2) Powers of Attorney dated August 1, 2003.